PROMISSORY NOTE

$674,900.00                                                       Minnetonka, MN

         For Value Received, Maurice R. Taylor ("Maker") hereby promises to pay to the order of MEDgenesis Inc. ("Holder") the principal sum of Six Hundred Seventy-four Thousand Nine Hundred Dollars ($674,900.00), together with interest accrued as provided herein, on December 31, 2001. Maker shall pay Holder interest on the unpaid principal balance due at a rate equal to the US Bank Minneapolis reference rate, as published by US Bank Minneapolis from time to time, plus one-half percent (1/2 %), with interest to begin accruing upon the date of execution hereof. Maker shall pay Holder installments of principal in the amount of $25,000.00 and accrued interest on a quarterly basis, with the first payment of principal and accrued interest to be paid on October 31, 2000.

         Maker may prepay this Promissory Note in part or in whole without penalty at any time and any prepayments shall be applied first to outstanding interest due before the reduction of principal.

         Maker hereby waives presentment, dishonor, notice of dishonor, and protest. Any failure of Holder to promptly pursue its remedies herein shall not discharge Maker of any liabilities. Any event of default herein shall entitle the Holder to accelerate and receive payment of all outstanding principal and interest.

         In the event that Holder shall deem it necessary and take any collection action Maker shall be liable for all costs of collection, specifically including reasonable attorney fees.

By: /s/ Maurice R. Taylor                       Date: July 24, 2000

                              RESIDENTIAL MORTGAGE

         This statutory mortgage is made July 24, 2000 between Maurice R. and Cheryl L. Taylor, husband and wife, Mortgagors, and MEDgenesis Inc., 5182 W. 76th Street, Edina, MN 55439, a Minnesota corporation, Mortgagee.

         In consideration of and to secure repayment of a loan made by Mortgagee to Maurice R. Taylor in the principal amount of Six Hundred Seventy-four Thousand Nine Hundred Dollars ($674,900), evidenced by Maurice R. Taylor's Promissory Note of even date given to Mortgagee, Mortgagors hereby convey to Mortgagee a mortgage lien on that tract of land, together with all hereditaments, appurtenances and improvements thereon (the "Property"), located in Hennepin County, Minnesota, generally identified by address as 550 East Long Lake Road, Wayzata, MN 55391, and legally described as:

         ALL THAT PORTION OF THE FOLLOWING DESCRIBED LAND LYING WEST OF A LINE DRAWN PARALLEL WITH AND DISTANT 924.88 FEET WEST OF EAST LINE OF GOVERNMENT LOT 5, SECTION 35, TOWNSHIP 118 NORTH, RANGE 23, WEST OF THE 5TH PRINCIPAL MERIDIAN, MEASURED AT RIGHT ANGELS THERETO: ALL THAT PART OF GOVERNMENT LOTS 4 AND 5, SECTION 35, TOWNSHIP 118, RANGE 23, DESCRIBED AS COMMENCING AT A POINT ON THE EAST LINE OF SAID GOVERNMENT LOT 5 DISTANT 1705.26 FEET SOUTH OF THE NORTHEAST CORNER THEREOF; THENCE WEST AT RIGHT ANGLES FROM SAID EAST LINE 594.88 FEET TO THE POINT OF BEGINNING OF THE PROPERTY BEING DESCRIBED, SAID POINT BEING MARKED BY A JUDICIAL LANDMARK; THENCE CONTINUING WEST 270.02 FEET, MORE OR LESS, TO A JUDICIAL LANDMARK 864.90 FEET WEST OF THE EAST LINE OF SAID GOVERNMENT LOT 5; THENCE SOUTH PARALLEL WITH SAID EAST LINE 49.54 FEET; THENCE DEFLECTING RIGHT 90 DEGREES A DISTANCE OF 294.5 FEET; THENCE DEFLECTING LEFT 90 DEGREES, A DISTANCE OF
     100.5 FEET, MORE OR LESS, TO THE SOUTH LINE OF THE NORTH 1855.3 FEET OF SAID GOVERNMENT LOT 5; THENCE WEST ALONG THE SOUTH LINE OF SAID NORTH 1855.3 FEET TO THE WEST LINE OF SAID GOVERNMENT LOT 5; THENCE NORTH ALONG SAID WEST LINE 150 FEET; THENCE WEST TO THE SHORE OF LONG LAKE; THENCE NORTHERLY AND NORTHEASTERLY ALONG SAID SHORE TO THE WEST LINE OF THE EAST
     594.88 FEET OF SAID GOVERNMENT LOT 5, SAID LINE BEING MONUMENTED BY THE JUDICIAL LANDMARK AT THE POINT OF BEGINNING OF THE PROPERTY BEING DESCRIBED, AND BY JUDICIAL LANDMARK 545.1 FEET NORTH OF SAID POINT OF BEGINNING; THENCE SOUTH ALONG SAID WEST LINE SO MONUMENTED TO THE POINT OF BEGINNING, ALL OF THE SAID JUDICIAL LANDMARKS ABOVE REFERRED TO HAVING BEEN PLACED IN TORRENS CASE NO. 8489, ACCORDING TO THE UNITED STATES GOVERNMENT SURVEY THEREOF AND SITUATE IN HENNEPIN COUNTY, MINNESOTA.

         Mortgagors covenant that they are in lawful possession and fee ownership of the Property, with full right to convey the same free from encumbrances except as may appear of record, that they enjoy quiet possession of the Property, and that they warrant and will defend good title against all claims not expressly excepted herein.

         Mortgagors further covenant that they will:

                  1.       Pay the indebtedness as above described;

                  2. pay all taxes and assessments now due or that may hereafter become due against the Property before penalties attach thereto;

                  3. keep all buildings, improvements and fixtures now or hereafter located on or a part of the Property insured against loss by fire, extended coverage perils, vandalism, and malicious mischief in an amount not less than the fair market value of the Property so long as any obligation of Mortgagors remains under this Mortgage or the Indemnification Agreement;

                  4. to pay when due all principal and interest of all prior liens and encumbrances on the Property and to permit no other prior lien or encumbrance against the Property save any appearing of record as of the date hereof;

                  5. to commit or permit no waste on the Property and to keep it in good repair; and

                  6. to pay any expenses and attorney's fees incurred by the Mortgagee by reason of litigation with any third party for the protection of Mortgagee's lien under this Mortgage.

         Mortgagors further covenant and agree that the whole of the principal sum shall become due after default in the payment of any installment of principal or interest, or of any tax, or in the performance of any other covenant, at the option of Mortgagee.

         In the event of Mortgagors' failure to pay taxes and assessments, prior liens or encumbrances, expenses and attorneys fees as above specified, or to insure said buildings, fixtures and improvements, Mortgagee may pay such taxes, assessments, prior liens, expenses and attorneys fees, or procure such insurance, and the sums so paid shall bear interest at the maximum rate permitted by law from the date of payment and shall become an additional lien upon the Property, deemed secured by this Mortgage, and become immediately due and payable by Mortgagors to Mortgagee.

         In the event of any default under the Promissory Note or of Mortgagors' obligations or covenants under this Mortgage, Mortgagors hereby authorize and empower Mortgagee to foreclose this Mortgage whether by judicial proceeding or advertisement, to sell the Property at public auction, convey title to the purchaser in accordance with statute, and out of the proceeds arising from such sale retain all sums secured hereby, together with interest and all legal costs and charges of such foreclosure and maximum attorney's fees permitted by law, which costs, charges and fees Mortgagors agree to pay.

         The Mortgagors and the Mortgagee further covenant and agree as follows:

         1. Mortgagors shall be furnished a conformed copy of this Mortgage at the time of execution.

         3. Upon default of any covenant or agreement by Mortgagors under the terms of the Promissory Note or this Mortgage, Mortgagee prior to foreclosure shall mail notice to Mortgagors as provided herein specifying: (a) the nature of the default by Mortgagors; (b) the action required of Mortgagors to cure such default; (c) a date, not less than 60 days from the date the notice is mailed to Mortgagors by which such default must be cured; and (d) that failure to cure such default on or before the date specified in the notice may result in the sale of the Property. The notice shall further inform Mortgagors of the right to reinstate after default and the right to bring a court action to assert the non-existence of a default or any other defense of the Mortgagors to default and sale.

         3. In addition to any notice required under applicable law to be given in another manner, (a) any notice to the Mortgagors provided for in this Mortgage shall be given by certified mail addressed to the Mortgagors at the Property address or at such other address as the Mortgagors may designate by notice in writing to the Mortgagee as provided herein, and (b) any notice to the Mortgagee shall be given by certified mail addressed to Mortgagee as follows: MEDgenesis Inc., attn: legal counsel, 5182 West 76th St., Edina, Minnesota 55439, or to such other address as Mortgagee may designate by notice in writing to the Mortgagors as provided herein. Any notice provided for in this Mortgage shall be deemed to have been given to Mortgagors or Mortgagee when given in the manner designated herein.

         The terms of this Mortgage shall run with the Property and bind the parties hereto and their successors in interest.

                                         MORTGAGORS

                                         /s/ Maurice R. Taylor
                                         ---------------------
                                         Maurice R. Taylor

                                         /s/ Cheryl L. Taylor
                                         --------------------
                                         Cheryl L. Taylor


State of Minnesota         }
                           }ss
County of Hennepin         }


         The foregoing instrument was acknowledged before me on July 24, 2000, by Maurice R. Taylor and Cheryl L. Taylor, husband and wife.

                                         /s/ Kenneth S. Guenthner
                                         ---------------------------
                                         Notary Public

This instrument was drafted by:
Kenneth S. Guenthner
10900 Red Circle Drive
Minnetonka, MN 55343

                                PLEDGE AGREEMENT

         This Pledge Agreement is entered by and among Maurice R. Taylor ("Taylor") and MEDgenesis Inc., a Minnesota corporation ("MEDgenesis") effective July 24, 2000.

         In consideration of a personal loan made by MEDgenesis to Taylor in the amount of $674,000, as evidenced by Taylor's Promissory Note in that amount and of even date given to MEDgenesis, and to secure repayment thereof, Taylor and MEDgenesis agree as follows:

         1. Taylor hereby pledges and assigns to MEDgenesis sums due, now and in the future, from MEDgenesis to Taylor as compensation for Taylor's employment with MEDgenesis, according to the terms herein.

         2. MEDgenesis' right to enforce this pledge and recover against compensation due Taylor shall arise only upon the occurrence of a default by Taylor under the terms of the Promissory Note, this Pledge Agreement, or the Residential Mortgage also given by Taylor to MEDgenesis to secure the indebtedness identified above. The terms of the Promissory Note and Residential Mortgage are incorporated herein by reference and any default under either of them shall be deemed a default under this Pledge Agreement.

         3. In the event of a default under this Pledge Agreement, the Promissory Note or the Residential Mortgage, MEDgenesis shall have the right to offset and collect against compensation due Taylor without demand or further process, and Taylor specifically waives any right thereto.

         4. MEDgenesis shall be entitled to offset against and collect compensation due Taylor in the maximum amount of 25% of each customary payment, or the highest amount permitted under Minn. Stats. Section 571.922, of all disposable earnings. Disposable earnings shall be defined as salary due after all legally required withholdings or deductions, but before any voluntary employee deductions. Disposable earnings shall not include, and MEDgenesis shall be entitled to offset and recover against, the entire amount of any sums due, after legally required deductions, as bonus payments, reimbursements of expenses, or payment of other perquisites including automobile lease payments or club membership fees.

         5. So long as any indebtedness remains due under the Promissory Note or Mortgage, Taylor shall not pledge, assign, or otherwise encumber in favor of any third party any sums due Taylor as compensation by MEDgenesis.

         6. This Pledge Agreement shall terminate upon repayment in full by Taylor of all sums due under the Promissory Note and Mortgage.

         THIS PLEDGE AGREEMENT CONSTITUES AN ASSIGNMENT OF WAGES AND TAYLOR ACKNOWLEDGES THAT HE HAS READ AND

UNDERSTANDS THIS AGREEMENT AND HAS SOUGHT THE ADVICE OF QUALIFIED LEGAL COUNSEL. TAYLOR KNOWINGLY AND VOLUNTARILTY WAIVES THE RIGHT TO NOTICE, HEARING, JUDGMENT, GARNISHMENT PROCEEDINGS OR OTHER LEGAL PROCESS WITH RESPECT TO MEDGENESIS' RIGHTS OF ENFORCEMENT AND COLLECTION HEREIN.

MEDGENESIS INC.

BY : /S/ RICHARD THON                            /S/ MAURICE R. TAYLOR
                                                 -------------------------
                                                     MAURICE R. TAYLOR
ITS: CHIEF FINANCIAL OFFICER